                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2002
                                                         ------------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


       New York                 333-68848                  13-3840732
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    (State or other            (Commission                (IRS Employer
    jurisdiction of            File Number)            Identification No.)
    incorporation)


               300 Tice Boulevard
               Woodcliff Lake, NJ                             07675
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   (Address of principal executive offices)                 Zip Code



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
         (Former name and former address, if changed since last report)
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ITEM 5.      Other Events

             Acquisition or Disposition of Assets: General

         On December 18, 2001, Chase Funding, Inc. issued its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-C3, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 21, 2001, as supplemented by the prospectus supplement dated December 12, 2001 (together, the "Prospectus").

         The Class A Certificates consist of the Class A Certificates. The Class M Certificates consist of the Class M-1 and Class M-2 Certificates. The Class B Certificates consist of the Class B Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus.






















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ITEM 7.      Financial Statements and Exhibits

             (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------
   (4)                                Pooling and Servicing Agreement among
                                      Chase Funding, Inc., Chase Manhattan
                                      Mortgage Corporation and Citibank, N.A., dated as of December 1, 2001, for Chase
                                      Funding Loan Acquisition Trust, Mortgage
                                      Loan Asset-Backed Certificates, Series
                                      2001-C3





























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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE FUNDING, INC.

Date: January 2, 2002
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                                       By: /s/ Eileen A. Lindblom
                                           ----------------------
                                       Name:  Eileen A. Lindblom
                                       Title: Vice President




























                                      -4-
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                                INDEX TO EXHIBITS

Exhibit No.                           Description
-----------                           -----------
       (4)                            Pooling and Servicing Agreement among
                                      Chase Funding, Inc., Chase Manhattan
                                      Mortgage Corporation and Citibank, N.A., dated as of December 1, 2001, for Chase
                                      Funding Loan Acquisition Trust, Mortgage
                                      Loan Asset-Backed Certificates, Series
                                      2001-C3




























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